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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) September 19, 1994


                     BLOCKBUSTER ENTERTAINMENT CORPORATION
             (Exact name of registrant as specified in its charter)




                                    Delaware
                 (State or other jurisdiction of incorporation)




        0-12700                                               75-1849418
        -------                                               ----------
      (Commission                                            (IRS Employer
      File Number)                                          Identification No.)



                One Blockbuster Plaza
                  Ft. Lauderdale, FL                             33301
     ------------------------------------------------         ------------
        (Address of principal executive offices)               (Zip Code)




       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (305) 832-3000

                                     N.A.
         -------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.  OTHER EVENTS.

  1. On September 19, 1994, Viacom Inc. ("Viacom") and Blockbuster Entertainment Corporation ("Blockbuster") announced that they had settled, subject to court approval, all pending Blockbuster shareholder litigation relating to the proposed merger of Blockbuster with and into Viacom (the "Blockbuster Viacom Merger").

  A copy of the joint press release by Viacom and Blockbuster, dated September 19, 1994, relating to the above-described settlement is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

  2. On September 20, 1994, Viacom announced that it had reached employment agreements with approximately 40 core senior members of the management team of Blockbuster that will go into effect upon completion of the Blockbuster Viacom Merger.

  A copy of the press release by Viacom, dated September 20, 1994, relating to the above described announcement is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

  (a)  Not applicable.

  (b)  Not applicable.

  (c) The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.




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                                  SIGNATURES


        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        BLOCKBUSTER ENTERTAINMENT CORPORATION




                                        By:  /s/ Thomas W. Hawkins
                                           -------------------------------------
                                             Thomas W. Hawkins
                                             Senior Vice President, General
                                             Counsel and Secretary





Date:  September 26, 1994
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                     BLOCKBUSTER ENTERTAINMENT CORPORATION

                                 EXHIBIT INDEX


     Number and                                                   Sequential
Description of Exhibit                                            Page Number
- - ----------------------                                            -----------

  1.      None

  2.      None

  4.      None

  16.     None

  17.     None

  20.     None

  23.     None

  24.     None

  27.     None

  99.1. Press Release by Viacom Inc. and Blockbuster Entertainment Corporation dated September 19, 1994.

  99.2.  Press Release by Viacom Inc. dated September 20, 1994.